UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2006

HSI Asset Securitization Corporation Trust 2006-OPT2
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)
HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware	333-124032	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-124032) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:   /s/ Andrea Lenox_________________

       Name:  Andrea Lenox

       Title: Vice President

Dated: February 28, 2006

EXHIBIT INDEX

   Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

February 28, 2006

HSI Asset Securitization Corporation

452 Fifth Avenue

New York, New York  10018

Re:

HSI Asset Securitization Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Company’s HSI Asset Securitization Corporation Trust 2006-OPT2 Mortgage Pass-Through Certificates, Series 2006-OPT2 (the “Certificates”).  A registration statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-124032) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on July 11, 2005.  As set forth in the final prospectus dated July 11, 2005, as supplemented by a final prospectus supplement dated February 27, 2006 (the “Base Prospectus” and the “Final Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of February 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Option One Mortgage Corporation (“Option One”), as servicer and originator, Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer, securities administrator and custodian, and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

We have examined forms of the Pooling and Servicing Agreement and of the Certificates, and the Base Prospectus, the Final Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  With your express consent and approval, we have made all assumptions in connection with this opinion without further investigation or inquiry, unless and to the extent otherwise specified.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, Option One, and Wells Fargo, the Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations;

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement dated February 27, 2006, between the Company, HSBC Securities (USA) Inc., H&R Block Financial Advisors Inc. and Blaylock & Company, Inc., the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling and Servicing Agreement;

(iii)

Under existing law, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each segregated pool of assets for which the Pooling and Servicing Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each Class of Certificates, other than the Class R Certificates and exclusive of any right to receive payments from (and obligation to make payments to) the Excess Reserve Fund Account or the Supplemental Interest Trust, will evidence ownership of “regular interests” in a REMIC within the meaning of Section 860G(a)(1) of the Code; the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in the case of the Certificates (other than the Class P, Class X and Class R Certificates) will represent contractual rights coupled with regular interests within the meaning of Treasury Regulation Section 1.860G-2(i); and the Class R Certificates will be considered to represent the sole class of residual interest in the REMICs formed pursuant to the Pooling and Servicing Agreement for purposes of Section 860G(a)(2) of the Code; and

(iv)

The statements contained under the caption “Federal Income Tax Consequences” in the Base Prospectus and “Federal Income Tax Considerations” in the Final Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

The foregoing opinions deal only with the specific legal issues that each opinion explicitly addresses.  Accordingly, the express opinions set forth above concerning a particular legal issue do not address any other matters.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.  The opinions set forth in this letter express our professional judgment as to how the highest court of the applicable jurisdiction would appropriately resolve the issues in question.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Federal Income Tax Considerations” in the Final Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Final Prospectus Supplement.

Very truly yours,

/s/McKee Nelson LLP

McKee Nelson LLP